UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2023, the compensation committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of CleanSpark, Inc., a Nevada corporation (the “Company”), approved amendments to the executive employment agreements of Zachary Bradford, the Company’s Chief Executive Officer and President, S. Matthew Schultz, the Company’s Executive Chairman, and Gary

A. Vecchiarelli, the Company’s Chief Financial Officer (as amended prior to the date hereof, each an "Employment Agreement"), as more particularly described below.

Amendment to Zachary Bradford’s Employment Agreement

On October 24, 2023, Mr. Bradford’s Employment Agreement was amended to provide the following compensation to Mr. Bradford: (i) a $800,000 annual base salary, effective October 1, 2023 and (ii) a bonus opportunity equal to 140% of base salary, effective October 1, 2023.

The amendment to Mr. Bradford’s Employment Agreement does not alter, amend or supersede any other terms of his Employment Agreement, all of which shall continue in full force and effect.

Amendment to S. Matthew Schultz’s Employment Agreement

On October 24, 2023, Mr. Schultz’s Employment Agreement was amended to provide the following compensation to Mr. Schultz: (i) a $720,000 annual base salary, effective October 1, 2023 and (ii) a bonus opportunity equal to 140% of base salary, effective October 1, 2023.

The amendment to Mr. Schultz’s Employment Agreement does not alter, amend or supersede any other terms of his Employment Agreement, all of which shall continue in full force and effect.

Amendment to Gary A. Vecchiarelli’s Employment Agreement

On October 24, 2023, Mr. Vecchiarelli’s Employment Agreement was amended to provide the following compensation to Mr. Vecchiarelli: (i) a $425,000 annual base salary, effective October 1, 2023 and (ii) a bonus opportunity equal to 100% of base salary, effective October 1, 2023.

The amendment to Mr. Vecchiarelli’s Employment Agreement does not alter, amend or supersede any other terms of his Employment Agreement, all of which shall continue in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment, dated October 24, 2023, to Employment Agreement, by and between CleanSpark, Inc. and Zachary K. Bradford.
10.2	Amendment, dated October 24, 2023, to Employment Agreement, by and between CleanSpark, Inc. and S. Matthew Schultz.
10.3	Amendment, dated October 24, 2023, to Employment Agreement, by and between CleanSpark, Inc. and Gary Vecchiarelli.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	October 27, 2023	By:	/s/ Zachary K. Bradford
Zachary K. Bradford Chief Executive Officer and President